CONFIRMATION

DATE:

April 27, 2007

TO:

Wells Fargo Bank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust of MASTR Adjustable Rate Mortgages Trust 2007-HF1 (“Counterparty”)

Phone #: 410-884-2000

Fax #: 410-715-2380

ATTN:

Client Manager-MARM 2007-HF1

FROM:

The Bank of New York (“BNY”)

Derivative Products Support Department

32 Old Slip, 16th Floor

New York, New York 10286

Attn:  Swap Confirmation Dept.

Phone #: 212-804-5163/5161/5103

Fax #:  212-804-5818/5837

Email: irdsuppdocs@bankofny.com

RE:

Transaction Reference Number: 39182

===================================================================

The purpose of this letter (this “Confirmation”) is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation.   In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.  In case you are located in a state of the European Union other than the United Kingdom, The Bank of New York Europe Ltd., an indirect subsidiary of BNY, has acted as arranger for the Transaction.

This Confirmation constitutes a “Confirmation” as referred to in and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of April 27, 2007, as amended and supplemented from time to time (the “Agreement”), between BNY and Counterparty. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Notional Amount:

The amount set forth on the Schedule I attached hereto for such Calculation Period

Trade Date:

April 5, 2007

Effective Date:

March 25, 2010

Termination Date:

April 25, 2014, subject to adjustment in accordance with the Modified Following Business Day Convention

FIXED AMOUNTS

Fixed Amount Payer:

Counterparty

Fixed Amount:

USD 425,000.00

Fixed Amount Payer

Payment Date:

April 27, 2007

FLOATING AMOUNTS

Floating Rate Payer:

BNY

Cap Rate:

5.00%

Ceiling Rate:

For each Calculation Period, as set forth for such period on Schedule I attached hereto.

Floating Rate Payer

Period End Dates:

The 25th day of each month, beginning on April 25, 2010 and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate Payer

Payment Dates:

Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:

USD-LIBOR-BBA, provided, however, if the Floating Rate Option for a Calculation Period is greater than the Ceiling Rate then the Floating Rate Option for such Calculation Period shall be deemed equal the Ceiling Rate.

Designated Maturity:

1 month

Spread:

None

Floating Rate Day Count

Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period or Compounding Period, if Compounding is applicable

Compounding:

Inapplicable

ADDITIONAL TERMS

Business Days:

New York

Calculation Agent:

BNY

Payment Instructions:

When remitting funds

to us, please pay:

The Bank of New York

Derivative Products Support Department

ABA #:  021000018

Account #:  890-0068-175

Reference:  Interest Rate Swaps

We will pay you at:

Wells Fargo Bank, N.A.

San Francisco, CA

ABA # 121-000-248

Acct. # 3970771416

Acct. Name: SAS Clearing

FFC: 53139202

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it by facsimile to: Derivative Products Support Department, Attn: Kenny Au-Yeung / Eugene Chun at 212-804-5818/5837.

THE BANK OF NEW YORK

By:_/s/ Renee Etheart ____________

Name: Renee Etheart

Title: Vice President

Accepted and confirmed as

of the date first written:

WELLS FARGO BANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST OF MASTR ADJUSTABLE RATE MORTGAGES TRUST 2007-HF1

By:_/s/ Graham M. Oglesby_____

Name: Graham M. Oglesby

Title: Vice President

Ref #: 39182

Schedule I

(subject to adjustment in accordance with the Modified Following Business Day Convention)

From and including	To but excluding	Notional Amount (in USD)	Ceiling Rate (%)
3/25/2010	4/25/2010	56,031,515.19	5.32%
4/25/2010	5/25/2010	51,134,485.83	5.32%
5/25/2010	6/25/2010	46,643,889.92	5.32%
6/25/2010	7/25/2010	42,670,271.84	5.32%
7/25/2010	8/25/2010	39,302,789.98	5.32%
8/25/2010	9/25/2010	37,531,250.29	5.32%
9/25/2010	10/25/2010	36,513,229.26	5.32%
10/25/2010	11/25/2010	35,526,414.76	5.32%
11/25/2010	12/25/2010	34,554,681.36	5.32%
12/25/2010	1/25/2011	33,598,710.20	5.32%
1/25/2011	2/25/2011	32,683,926.87	5.32%
2/25/2011	3/25/2011	31,759,802.33	5.32%
3/25/2011	4/25/2011	30,852,895.98	5.32%
4/25/2011	5/25/2011	29,963,524.21	5.32%
5/25/2011	6/25/2011	29,091,940.02	5.32%
6/25/2011	7/25/2011	28,238,327.28	5.41%
7/25/2011	8/25/2011	27,402,838.75	5.50%
8/25/2011	9/25/2011	26,651,572.73	5.61%
9/25/2011	10/25/2011	25,879,478.08	5.72%
10/25/2011	11/25/2011	25,169,354.34	5.84%
11/25/2011	12/25/2011	26,121,156.68	5.96%
12/25/2011	1/25/2012	27,089,230.65	6.09%
1/25/2012	2/25/2012	39,469,733.88	6.22%
2/25/2012	3/25/2012	41,044,225.81	6.36%
3/25/2012	4/25/2012	39,486,108.41	6.51%
4/25/2012	5/25/2012	37,925,262.07	6.66%
5/25/2012	6/25/2012	36,425,280.58	6.80%
6/25/2012	7/25/2012	34,983,832.05	6.96%
7/25/2012	8/25/2012	33,598,679.02	7.10%
8/25/2012	9/25/2012	32,267,653.11	7.25%
9/25/2012	10/25/2012	30,988,674.77	7.39%
10/25/2012	11/25/2012	29,759,742.54	7.52%
11/25/2012	12/25/2012	28,594,910.01	7.68%
12/25/2012	1/25/2013	27,459,587.31	7.81%
1/25/2013	2/25/2013	26,368,786.41	7.94%
2/25/2013	3/25/2013	25,320,787.16	8.08%
3/25/2013	4/25/2013	24,313,936.14	8.20%
4/25/2013	5/25/2013	23,346,642.49	8.33%
5/25/2013	6/25/2013	22,417,375.62	8.46%
6/25/2013	7/25/2013	21,541,302.32	8.57%
7/25/2013	8/25/2013	20,682,888.80	8.69%
8/25/2013	9/25/2013	19,894,009.21	8.79%
9/25/2013	10/25/2013	19,100,110.53	8.89%
10/25/2013	11/25/2013	18,337,541.58	8.99%
11/25/2013	12/25/2013	17,605,083.14	9.06%
12/25/2013	1/25/2014	16,901,562.57	9.16%
1/25/2014	2/25/2014	16,455,708.66	9.25%
2/25/2014	3/25/2014	16,327,175.85	9.31%
3/25/2014	4/25/2014	15,678,451.77	9.37%